                    AMERICAN MATURITY LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                                -----------------

                               Lizabeth H. Zlatkus
                                Stephen T. Joyce
                                 Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                 Joseph J. Noto
                             Christine Hayer Repasy
                                 John C. Walters
                              David M. Znamierowski

do hereby jointly and severally authorize Christine Hayer Repasy, Marianne O'Doherty, Christopher M. Grinnell, Colleen B. Pernerewski, W. Michael Stobart, and Shane E. Daly to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of American Maturity Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby jointly and severally ratify such signatures heretofore made by such persons.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

     By: /s/ Lizabeth H. Zlatkus                  Dated as of February 16, 2004
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     Lizabeth H. Zlatkus

     By: /s/ Stephen T. Joyce                     Dated as of February 16, 2004
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     Stephen T. Joyce

     By: /s/ Thomas M. Marra                      Dated as of February 16, 2004
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     Thomas M. Marra

     By: /s/ Ernest M. McNeill, Jr.               Dated as of February 16, 2004
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     Ernest M. McNeill, Jr.

     By: /s/ Joseph J. Noto                       Dated as of February 16, 2004
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     Joseph J. Noto

     By: /s/ Christine Hayer Repasy               Dated as of February 16, 2004
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     Christine Hayer Repasy

     By: /s/ John C. Walters                      Dated as of February 16, 2004
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     John C. Walters

     By: /s/ David M. Znamierowski                Dated as of February 16, 2004
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     David M. Znamierowski